SSGA Funds

SUPPLEMENT DATED MAY 1, 2017

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 19, 2016,

AS SUPPLEMENTED

	Class N (formerly, Institutional Class)	Class A	Class I	Class K
SSGA Fixed Income Fund
SSGA HIGH YIELD BOND FUND	SSHYX	SSHGX	SSHJX	SSHKX
SSGA Domestic Equity Funds
SSGA DYNAMIC SMALL CAP FUND	SVSCX	SSSDX	SSSJX	SSSKX
SSGA ENHANCED SMALL CAP FUND	SESPX	SSESX	SSEVX	SSEWX
SSGA S&P 500 INDEX FUND	SVSPX	N/A	N/A	N/A
SSGA International Equity Funds
STATE STREET DISCIPLINED EMERGING MARKETS EQUITY FUND	SSEMX	SSELX	SSEOX	SSEQX
SSGA INTERNATIONAL STOCK SELECTION FUND	SSAIX	SSILX	SSIPX	SSIQX

(Each a “Fund”, and collectively the “Funds”)

Effective immediately, the paragraphs located on Page 11-12 of the Funds’ SAI under the title “Securities Lending” within the sub-section entitled “Additional Investments and Risks”, in the section entitled “Description of Investments and Risks” are deleted in their entirety and replaced with the following:

Securities Lending. Each Fund, other than the SSGA S&P 500 Index Fund, may lend portfolio securities with a value of up to 40% of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. A Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, a Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including: (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. A Fund’s securities lending agent may be an affiliate of the Adviser, and would be compensated by the Fund for its services.

Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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